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                                                                       Exhibit C

                             JOINT FILING AGREEMENT

        Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13G to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  April 6, 2001

                                    Dolan Family LLC

                                    By:  Edward C. Atwood,
                                         as Manager

                                    By:                   *
                                           -------------------------------------

                                    Edward C. Atwood, individually

                                    By:                   *
                                           -------------------------------------

                                    Kathleen M. Dolan,
                                    individually and as Trustee for Dolan
                                    Descendants Trust, Dolan Progeny Trust,
                                    Dolan Grandchildren Trust, Dolan Spouse
                                    Trust, DC Kathleen Trust, and as Director of
                                    Dolan Children's Foundation

                                    By:                   *
                                           -------------------------------------

                                    Marianne Dolan Weber
                                    individually and as Trustee for Dolan
                                    Descendants Trust, Dolan Progeny Trust,
                                    Dolan Grandchildren Trust, Dolan Spouse
                                    Trust, DC Marianne Trust, and as Director of
                                    Dolan Children's Foundation

                                    By:                   *
                                           -------------------------------------

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                                    Deborah Dolan Sweeney
                                    individually and as Trustee for Dolan
                                    Descendants Trust, Dolan Progeny Trust,
                                    Dolan Grandchildren Trust, Dolan Spouse
                                    Trust, DC Deborah Trust, and as Director of
                                    Dolan Children's Foundation

                                    By:                   *
                                           -------------------------------------

                                    Paul J. Dolan, individually and as Trustee for Dolan Descendants Trust, Dolan Progeny Trust, Dolan Grandchildren Trust, Dolan Spouse Trust, DC James Trust, and DC Kathleen Trust

                                    By:                   *
                                           -------------------------------------



* By:    /s/ William A. Frewin, Jr.
         --------------------------
             William A. Frewin, Jr.
             Attorney-in-Fact

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